EXHIBIT 10.19.12

SECOND AMENDMENT AND WAIVER TO
AMENDED AND RESTATED CREDIT AGREEMENT

SECOND AMENDMENT AND WAIVER, dated as of April 29, 2005 (this “Amendment and Waiver”), in respect of the Amended and Restated Credit Agreement, dated as of April 30, 2004 (as amended, supplemented or otherwise modified prior to the date hereof, the “Existing Credit Agreement”; as amended hereby and as further amended, restated, supplemented or otherwise modified and in effect from time to time, the “Credit Agreement”) among THE DOE RUN RESOURCES CORPORATION, a New York corporation (the “Borrower”), the financial institutions from time to time parties thereto (the “Lenders”), and THE RENCO GROUP, INC., a New York corporation, as agent for the Lenders (in such capacity, the “Agent”).

WHEREAS, the Borrower has requested the Agent and the Lenders to waive the Borrower’s failure to comply with and to amend the Capital Expenditure restrictions of Section 6.5.6 with respect to the Borrower’s current fiscal year;

WHEREAS, the Borrower has requested that the amount of the 2004 Excess Cash Flow Prepayment described in the Waiver to Amended and Restated Credit Agreement, dated as of February 25, 2005, among the Borrower, the Agent and the Lenders (the “February 2005 Waiver”), be increased to $12,673,000; and

WHEREAS, the Agent and Lenders are willing to agree to such amendment and waivers, but only on the terms and subject to the conditions set forth in this Amendment and Waiver;

NOW, THEREFORE, in consideration of premises, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

1.                                       Defined Terms.  Unless otherwise defined herein, terms defined in the Existing Credit Agreement are used herein as therein defined.

2.                                       Amendments to Existing Credit Agreement.  The Existing Credit Agreement is hereby amended as follows:

(a)                                  Section 1 is hereby amended by inserting the following new definitions to read as follows:

““Second Amendment” means the Second Amendment and Waiver, dated as of April 29, 2005, to this Agreement.”

““Second Amendment Effective Date”: means the “Effective Date” as defined in the Second Amendment.”

(b)                                 Section 6.5.6 is hereby amended by (i) inserting the following new sentence in the first paragraph thereof immediately following the second sentence of such paragraph:

“The aggregate amount of Capital Expenditures made by the Company and its Domestic Subsidiaries in the fiscal year of the Company ending on October 31, 2005 shall not exceed $20,916,000.”;

and (ii) by deleting the date “November 1, 2004” in the last sentence of the first paragraph thereof and substituting in lieu thereof the date “November 1, 2005”.

3.                                       Modification to February 2005 Waiver.  The Agent and each Lender hereby agree that the 2004 Excess Cash Flow Prepayment amount of $11,078,000 set forth in the February 2005 Waiver shall be amended, with effect from the Effective Date referred to in the February 2005 Waiver, to be $12,673,000.

4.                                       Waiver.  The Agent and each Lender hereby waive the requirement set forth in Section 6.5.6 of the Existing Credit Agreement with respect to the Borrower’s fiscal year commencing on November 1, 2004; provided, that such waiver is given on the condition that, as of the Effective Date, Section 6.5.6 of the Credit Agreement (as amended by this Amendment and Waiver) shall not have been contravened.

5.                                       Representations.  To induce the Agent and the Lenders to enter into this Amendment and Waiver, the Borrower ratifies and confirms each representation and warranty set forth in the Credit Agreement as if such representations and warranties were made on even date herewith, and further represents and warrants that (a) no material adverse change has occurred in the financial condition or business prospects of the Borrower since the date of the last financial statements delivered to the Agent and the Lenders, (b) no Default or Event of Default has occurred and is continuing, and (c) the Borrower is fully authorized to enter into this Amendment and Wavier.

6.                                       Conditions Precedent.  This Amendment and Waiver shall become effective on the first date (the “Effective Date”) on which each of the following conditions precedent shall have been satisfied:

(c)                                  Delivered Documents.  On the Effective Date, the Agent shall have received executed originals of:

(i)                                     this Amendment and Waiver, executed by a duly authorized officer of each of the Borrower and the Required Lenders;

(ii)                                  payment shall be made to Renco by the Borrowers for monthly management fees (a) in arrears for prior months which will be permitted to be paid after giving effect to the waivers granted within this Second Amendment, and (b) due in the month of May, 2005; both in accordance with the terms of Section 6.9.2 of the Existing Credit Agreement; and

(iii)                               such other documents or certificates as the Agent or counsel to the Agent may reasonably request.

7.                                       Miscellaneous.

(d)                                 Limited Effect.  Except as expressly consented to hereby, the Credit Agreement and the other Credit Documents shall remain in full force and effect in accordance with their respective terms, without any consent, amendment, waiver or modification of any provision thereof; provided, however, that upon the Effective Date, all references herein and therein to the “Credit Documents” shall be deemed to include, in any event, the Existing Credit Agreement, this Amendment and Waiver, , and all other documents delivered to the Agent or any Lender in connection therewith.  Each reference to the Credit Agreement in any of the Credit Documents shall be deemed to be a reference to the Credit Agreement as amended hereby.

(e)                                  Severability.  In case any of the provisions of this Amendment and Waiver shall for any reason be held to be invalid, illegal, or unenforceable, such invalidity, illegality, or unenforceability shall not affect any other provision hereof, and this Amendment and Waiver shall be construed as if such invalid, illegal, or unenforceable provision had never been contained herein.

(f)                                    Execution in Counterparts.  This Amendment and Waiver may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any party hereto may execute this Amendment and Waiver by signing one or more counterparts.  Delivery of an executed counterpart of a signature page to this Amendment and Waiver by facsimile or telecopier shall be effective as delivery of an originally executed counterpart of this Amendment and Waiver.

(g)                                 Governing Law.  This Amendment and Waiver shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York without giving effect to the conflict of law principles thereof; provided, however, that the Agent and the Lenders shall retain all rights under federal law.

(h)                                 Rights of Third Parties.  All provisions herein are imposed solely and exclusively for the benefit of the Borrower, the Agent, the Lenders, and their permitted successors and assigns, and no other Person shall be a direct or indirect legal beneficiary of, or have any direct or indirect cause of action or claim in connection with this Amendment and Waiver or any of the other Credit Documents.

(i)                                    COMPLETE AGREEMENT.  THIS WRITTEN AMENDMENT AND WAIVER, AND THE OTHER WRITTEN AGREEMENTS ENTERED INTO AMONG THE PARTIES, REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

[SIGNATURES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment and Waiver to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

BORROWER:

THE DOE RUN RESOURCES
CORPORATION

By:	/s/ David Chaput
Name:	David Chaput
Title:	V.P. Finance, Treasurer & CFO

the Borrower’s Address:
The Doe Run Resources Corporation
1801 Park 270 Drive
Suite 300
St. Louis, Missouri 63146
Telecopy: (314) 453-7178

AGENT AND LENDER:

THE RENCO GROUP, INC., as Agent
and Lender

By:	/s/ Roger Fay
Name:	Roger Fay
Title:	V.P. Finance

The Renco Group, Inc.
30 Rockefeller Plaza
New York, New York 10112
Telecopy: (212) 541-6197